UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2019

HCA HEALTHCARE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-11239 (Commission File Number)	27-3865930 (IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)		37203 (Zip Code)

(615) 344-9551

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 17, 2019, HCA Healthcare, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the commencement of its proposed public offering of $1,000,000,000 aggregate principal amount of senior unsecured notes (the “Offering”). The text of the Press Release is set forth as Exhibit 99.1 and is incorporated herein by reference. In connection with the Offering, the Company is disclosing certain information, some of which was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Disclosure”). The text of the Disclosure is set forth as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 17, 2019

99.2	Part I, Item 1-Business Part I, Item 1A-Risk Factors Part I, Item 3-Legal Proceedings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2019	HCA HEALTHCARE, INC.

/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary